                          LEASE MODIFICATION AGREEMENT

         THIS LEASE MODIFICATION AGREEMENT, made this 10th day of March, 2004 by and between 1000 SECAUCUS ROAD, L.L.C. (as successor in interest to Hartz Mountain Associates), a New Jersey limited liability company, having an office at 400 Plaza Drive, P.O. Box 1515, Secaucus, New Jersey 07096-1515 (hereinafter referred to as "Landlord"), and G-III LEATHER FASHIONS, INC., a New York corporation having an office at 512 Seventh Avenue, New York, New York 10018 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, by Lease dated September 21, 1993, as amended (the "Lease"), Landlord leased to Tenant and Tenant hired from Landlord 107,186 square feet of Floor Space located at 1000 Secaucus Road in Secaucus , New Jersey (hereinafter the "Demised Premises") (all capitalized terms not expressly defined herein shall have their respective meanings as set forth in the Lease);

         WHEREAS, the original Term of the Lease expired on February 28, 2000;

         WHEREAS, Tenant exercised the first of two (2) options to extend the Term for one (1) period of five (5) years commencing March 1, 2000 through February 28, 2005 (the "First Extended Period");

         WHEREAS, Tenant desires to amend the Lease to extend the First Extended Period for six (6) additional months through August 31, 2005; and

         NOW, THEREFORE, for and in consideration of the Lease, the mutual covenants herein contained and the consideration set forth herein, the parties agree as follows:

         1. Preamble. The foregoing preambles are hereby incorporated by reference herein and made a part hereof.

         2. Extension of First Extended Period. Effective as of the date hereof, the First Extended Period is hereby extended for a period of six ( 6) months commencing March 1, 2005 and expiring August 31, 2005 ("Extension Period"). Tenant's obligations during the Extension Period shall be the same as are in effect immediately preceding the commencement of such Extension Period, including, without limitations, the amount of monthly Fixed Rent due from Tenant. The Second Extended Period is null and void and of no further force or effect.

         3. Binding Effect. Except as modified herein, the terms, conditions and covenants of the Lease shall remain in full force and effect during the First Extended Period as extended hereby and shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and permitted assigns. The paragraph headings herein contained are for convenience and shall not be deemed to govern or control the substance hereof.

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         4. Governing Law. This Lease Modification Agreement shall be governed and construed under the laws of the State of New Jersey.

         5. Inconsistency. Except as modified herein, the terms, conditions and covenants of the Lease shall remain unchanged and otherwise in full force and effect, and are hereby ratified and reaffirmed. In the event of any inconsistency between this Lease Modification Agreement and the Lease, the terms herein shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Modification Agreement to be duly executed as of the day and year first above written.

                                                     ("LANDLORD")
                                                1000 SECAUCUS ROAD, L.L.C.
                                                     ("SOLE MEMBER")
                                            BY: HARTZ MOUNTAIN ASSOCIATES
                                                     ("GENERAL PARTNER")
                                            BY: HARTZ MOUNTAIN INDUSTRIES, INC.

                                            By: /s/ Irwin A. Horowitz
                                                ---------------------
                                                Irwin A. Horowitz
                                                Executive Vice President

                                                      ("TENANT")
                                                G-III LEATHER FASHIONS, INC.


                                            By: /s/ Wayne Miller
                                                ----------------
                                                Name:  Wayne S. Miller
                                                Title: Chief Operating Officer

G-III Apparel Group Ltd., as Guarantor, hereby agrees that notwithstanding the terms and conditions of the foregoing Lease Modification Agreement, its obligations under its Guaranty dated September 21, 1993 shall remain in full force and effect


                                                       ("Guarantor")
                                                 G-III APPAREL GROUP LTD.

                                            By: /s/ Wayne Miller
                                                ----------------
                                                Name:  Wayne S. Miller
                                                Title: Chief Operating Officer

Copyright(C) Hartz Mountain Industries, Inc. 2003. All Rights Reserved. No portion of this document may be reproduced without the express written consent of Hartz Mountain Industries, Inc.


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